Exhibit 10.7

Confidential Information has been redacted.  The Confidential Information that has been redacted has been filed separately with the Commission.

SECOND AMENDMENT TO AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
ECOSPHERE ENERGY SERVICES, LLC

This Second Amendment to Amended and Restated Limited Liability Company Agreement of Ecosphere Energy Services, LLC (this “Amendment”) is made and entered into effective as of the 18th day of March, 2011, by and among Ecosphere Energy Services, LLC, a Delaware limited liability company (the “Company”), Ecosphere Technologies, Inc., a Delaware corporation (“ETI”), as the sole holder of the Class A Units, Clean Water Partners, LLC, a Delaware limited liability company (“CWP”), as the sole holder of the Class B Units, Fidelity National Financial, Inc., a Delaware corporation (“Fidelity”), as a holder of Class C Units, and John Kuelbs (“Kuelbs”) as a holder of Class C Units.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the LLC Agreement (as defined below).

WITNESSETH:

WHEREAS, the Company, ETI and CWP entered into that certain Amended and Restated Limited Liability Company Agreement of Ecosphere Energy Services, LLC dated July 15, 2009, as amended by that certain First Amendment to Amended and Restated Limited Liability Company Agreement of Ecosphere Energy Services, LLC among the members of the Company dated November 9, 2009  (collectively, the “LLC Agreement”);

WHEREAS, pursuant to that certain Exclusive Product Purchase and Sub-license Agreement dated as of the date hereof by and among Hydrozonix LLC, a Florida limited liability company, ETI and the Company (the “Purchase Agreement”), Hydrozonix was granted a sub-license and rights to purchase certain equipment from the Company; and

WHEREAS, in conjunction with the execution and delivery of the Purchase Agreement, the members of the Company desire to make certain changes in the LLC Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Amendments. The LLC Agreement is hereby amended as follows:

A. Section 6.1(b). Section 6.1(b) of the LLC Agreement shall be deleted in its entirety and replaced with the following:

(b)           Subject to the provisions of Sections 6.1(d), 6.1(e) and 6.1(f), the Board shall have sole discretion to determine the timing of any distribution and the aggregate amounts available for such distribution. Subject to Section 6.1(b)(iv), each distribution made by the Company, regardless of the source or character of the assets to be distributed, shall be made to the Members in accordance with the following order and priority.

US 807408v.5

Confidential Information has been redacted.  The Confidential Information that has been redacted has been filed separately with the Commission.

(i)           First, subject to Section 6.1(b)(iv) and 6.1(f), to the extent cash is received under the Purchase Agreement and any of the resulting cash is distributed hereunder, to the Members in accordance with their Percentage Interests until the cumulative total amount of all prior and current distributions to Members holding Class B Units and Members holding Class C Units under this Section 6.1(b)(i) and under Section 6.1(f) equals $11,350,000 (in furtherance of this Section 6.1(b)(i), the Company shall segregate on its books and records cash receipts under the Purchase Agreement to enable the Board to make a determination whether any distribution under this Section 6.1(b) is derived from cash receipts under the Purchase Agreement or from other sources);

(ii)           Second, to the Members holding the Class A Units and the Members holding the Class C Units in the following percentages:

(A)           78.4973% to the Members holding Class A Units, pro rata based upon their respective Percentage Interests, and

(B)           21.5027% to the Members holding Class C Units, pro rata based upon their respective Percentage Interests,

until the cumulative total amount of all prior and current distributions to Members holding Class A Units under this Section 6.1(b)(ii) equals $7,575,758 (including any distributions made pursuant to Section 12.2 by reference to this Section 6.1(b)(ii));

(iii)           Third, subject to Section 6.1(b)(iv), to the Members in accordance with their Percentage Interests; and

(iv)           In the event of an Inside Significant Event, the order and priority of any distribution of the net proceeds from the Inside Significant Event shall be as follows:

(A)           First, to the Members holding the Class A Units and the Members holding the Class C Units in the following percentages:

(1)           78.4973% to the Members holding Class A Units, pro rata based upon their respective Percentage Interests, and

(2)           21.5027% to the Members holding Class C Units, pro rata based upon their respective Percentage Interests,

until the cumulative total amount of all prior and current distributions to Members holding Class A Units under Section 6.1(b)(ii) and this Section 6.1(b)(iv)(A) equals $7,575,758;

Confidential Information has been redacted.  The Confidential Information that has been redacted has been filed separately with the Commission.

(B)           Second, unless an Outside Significant Event (as defined in the Contribution Agreement) has occurred and ETI has received a payment of $4,000,000 pursuant to Section 5.8(b) of the Contribution Agreement, to the Members holding the Class A Units and the Members holding the Class C Units in the following percentages:

(1)           78.4973% to the Members holding Class A Units, pro rata based upon their respective Percentage Interests, and

(2)           21.5027% to the Members holding Class C Units, pro rata based upon their respective Percentage Interests,

until the sum of cumulative total amount of all prior and current distributions to Members holding Class A Units under this Section 6.1(b)(iv)(B) equals $12,121,212; and

(C)           Third, to the Members in accordance with their Percentage Interests.

B. Section 6.1(e)(ii).  The words “Section 6.1(b)(ii)” in the first sentence of Section 6.1(e) of the LLC Agreement shall be deleted in their entirety and replaced with the words “Section 6.1(b)(iii)”.

C. Section 6.1(f).  Section 6.1(f) shall be inserted immediately following Section 6.1(e) of the LLC Agreement as follows:

(f)           The Members agree that, for so long as and to the extent the EBIT-based royalty (as EBIT is defined in the Purchase Agreement and used herein) payable to the Company pursuant to the Purchase Agreement remains at ███ and is actually paid to the Company, the Company shall, promptly following its receipt of EBIT-based royalties under the Purchase Agreement, make special distributions from such royalty amounts the Company receives to the holders of Class B Units and Class C Units, pro rata based upon their respective Percentage Interests, from time to time in an amount equal to ███ of EBIT, and such distributions shall be separate from, and shall not be made in accordance with, the general distributions to Members pursuant to Section 6.1(b).

D. Exhibit A - Defined Terms.  The following language shall be inserted in Exhibit A to the LLC Agreement immediately following the definition of the term “Proposal Notice”:

“Purchase Agreement” means that certain Exclusive Product Purchase and Sub-license Agreement dated as of March 18, 2011 by and among Hydrozonix LLC, a Florida limited liability company, ETI and the Company.

2.           Continuation of LLC Agreement.  Except to the extent modified as herein provided, the obligations of the Members under the LLC Agreement shall continue.

3.           Miscellaneous.  This Amendment (i) shall inure to the benefit of the parties hereto and their successors and permitted assigns and (ii) may be executed in multiple counterparts and by facsimile signature, with each of such counterparts constituting one and the same agreement and with any such facsimile signatures having the effect of original signatures.

IN WITNESS WHEREOF, the Members have duly executed this Amendment effective as of the date set forth above.

COMPANY:

ECOSPHERE ENERGY SERVICES, LLC

By:________________________________________________
Name:______________________________________________
Title:_______________________________________________

CLASS A MEMBER:

ECOSPHERE TECHNOLOGIES, INC.

By:_________________________________________________
Name:_______________________________________________
Title:________________________________________________

CLASS B MEMBER:

CLEAN WATER PARTNERS, LLC

By:_________________________________________________
Name:_______________________________________________
Title:________________________________________________

CLASS C MEMBER:

FIDELITY NATIONAL FINANCIAL, INC.

By:_________________________________________________
Name:_______________________________________________
Title:________________________________________________

____________________________________________________
JOHN A. KUELBS

4